SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 8, 1999
                                                   -------------

              PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040            23-2400021
      --------------             ---------          ------------
 (State or other jurisdiction   (Commission        (IRS Employer
     of incorporation)         File Number)     Identification No.)


     1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------         ----------
 (Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code  (717) 354-4541
                                                    --------------
                             N/A
  -------------------------------------------------------------
  (Former name or former address, if changes since last report)

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Item 5.  Other Events.
        -------------

The press release of PennRock Financial Services Corp. dated
June 8, 1999 relating to the authorization of an open market stock repurchase program and attached hereto as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

              (c)  Exhibits

       The following exhibits are filed herewith:

       Exhibit
       Number             Description           Page Number
     ----------   --------------------------    ------------
         99          Press Release dated             3
                     June 8, 1999 of PennRock
                     Financial Services Corp.

                          SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.
                           By: /s/ Glenn H. Weaver
                          ---------------------------------
                          Glenn H. Weaver, President

Dated:  June 8, 1999

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